                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 10, 2002



                          INTERNATIONAL SURFACING, INC.
                          -----------------------------
             (Exact name of registrant as specified in its chapter)



           Delaware                 000-31403                52-2257557
           --------                 ---------                ----------
(State of other jurisdiction  (Commission File No.)   (IRS Employer
    of incorporation)                                   Identification No.)


        5 Erie Street, Garfield, NJ                           07026
        ---------------------------                           -----
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code (973) 253-6131
                                                   --------------

Item 1.  Changes in Control of Registrant.

           Not Applicable

Item 2.  Acquisition or Disposition of Assets.

           Not Applicable

Item 3.  Bankruptcy or Receivership.

           Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

(a)(1)   Change of independent accountants

         (i) On December 10, 2002, the sole director of International Surfacing, Inc. adopted a resolution to formally notify the independent accounting firm of Ernst & Young, LLP that the client-auditor relationship between International Surfacing, Inc. and Ernst & Young LLP had ceased.

         (ii) The last report issued by Ernst & Young LLP on the consolidated financial statements of the Registrant related to the Registrant's fiscal year ended December 31, 2001. Such report was issued on March 22, 2002 and Ernst & Young LLP's opinion was modified as to the uncertainty of the Registrant to continue as a going concern. Ernst & Young has not issued any reports on the Registrant's consolidated financial statements since the March 22, 2002 report.

         (iii) The decision to change accountants was recommended by the Registrant's Management.

         (iv)     (A)      In connection with the audit of the Registrants'
                           consolidated financial statements for the year ended
                           December 31, 2001 and during any subsequent interim periods preceding December 31, 2002, there have been no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young
                           LLP to make reference to the subject matter of the disagreements in connection with their report.

                  (B)      Not applicable.

(a)(2)   Engagement of new independent accounts

         (i) On January 2, 2003, the Registrant's Board of Directors formally engaged Tedder James Worden and Associates as its new independent auditors ("TJW&A") to audit the Registrant's financial statements. The Registrant, nor any person on the Registrants behalf during the two most recent fiscal years and the subsequent interim periods prior to the engagement of TJW&A, did not consult with M&K with regard to any of the matters listed in Regular S-B Items 304(a)(2)(i) or (ii).

(a)(3) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the Ernst & Young LLP letter to the Securities and Exchange Commission, dated __________________, is filed as Exhibit 16 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Statement and Exhibits

Exhibit 16. Letter from Ernst & Young LLP regarding agreement with statements by Registrant in response to Item 304(a).

                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERNATIONAL SURFACING, INC.
                                                   (Registrant)


December 17, 2003                               /S/SAMUEL SERRITELLA.
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Date                                       Samuel Serritella, President